SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 25, 1998
                                                        ------------------


                              REAL-Equity Partners
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


California                   000-29766                                95-3881219
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(State or Other            (Commission                          (I.R.S. Employer
Jurisdiction of           File Number)                            Identification
incorporation)                                                              No.)





            9090 Wilshire Boulevard, Beverly Hills, California 90211
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code (310) 278-2191
                                                           --------------


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         (Former Name or Former Address, If Changed Since Last Report.)



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ITEM 5.           Other Events.

                  Real-Equity Partners, a California limited partnership (the "Registrant"), is filing this Current Report on Form 8-K in connection with its press release dated October 8, 1998 announcing that it had entered into a purchase and sale agreement with JH Real Estate Partners, Inc., a California corporation, and American Apartment Communities III, L.P., a Delaware limited partnership (the "Buyer"). The agreement relates to the proposed sale of the Registrant's real estate assets to the Buyer for $31,900,000 in cash subject to the assumption of certain mortgage indebtedness. The Registrant owns four residential apartment buildings in California and one in Nevada.

                  An offer to purchase the real estate assets of the Registrant made by affiliates of the managing general partner of the Registrant has been withdrawn.

ITEM 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c)  Exhibits.

Exhibit           Description
-------           -----------
1                 Press Release, dated October 8, 1998.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               REAL-Equity Partners,
                                 A California Limited Partnership


                                 By:  NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                                      a General Partner



                            By: /s/ Henry C. Casden
                               -------------------------------------------------
                               Name:  Henry C. Casden
                               Title: Senior Executive Vice
                                      President



Date:  October 8, 1998


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EXHIBIT INDEX


Exhibit           Description
-------           -----------
1                 Press Release, dated October 8 , 1998.





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                                    Exhibit 1
                                    ---------


FOR IMMEDIATE RELEASE
---------------------


Beverly Hills, California, October 8, 1998: Real-Equity Partners, a California limited partnership (the "Partnership") announced today that it had entered into a purchase and sale agreement with JH Real Estate Partners, Inc., a California corporation, and American Apartment Communities III, L.P., a Delaware limited partnership (the "Buyer"). The agreement relates to the proposed sale of the Partnership's real estate assets to the Buyer for $31,900,000 in cash subject to the assumption of certain mortgage indebtedness. The Partnership owns four residential apartment buildings in California and one in Nevada.

An offer to purchase the real estate assets of the Partnership made by affiliates of the managing general partner of the Partnership has been withdrawn.


For more information please contact Patricia W. Toy of Investor Services at 800-666-6274.


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